UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

Commission File Number 001-34584

HARBOR DIVERSIFIED, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3697002
(State of incorporation)	(I.R.S. Employer Identification No.)

5601 W. Grande Market Drive, Suite C Appleton, WI	54913
(Address of principal executive offices)	(Zip Code)

(920) 749-4188

(Registrant’s telephone number, including area code)

W6390 Challenger Drive, Suite 203, Appleton, WI 54914
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 9, 2026, Harbor Diversified, Inc. (the “Company”) completed the sale and disposition of assets pursuant to the (i) Membership Interest Purchase Agreement by and among the Company’s wholly owned subsidiary, AWAC Aviation, Inc., CSI Aviation, Inc. (“CSI”), and the Company (the “Membership Interest Purchase Agreement”); (ii) the Asset Purchase Agreement by and between the Company and CSI; and (iii) the Asset Purchase Agreement by and between the Company and UMB Bank as Trustee for Associated Lease and Finance Group, LLC (collectively, the “Purchase Agreements”) previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2025 (the “Prior 8-K”).

After giving effect to the consummation of the transactions contemplated by the Purchase Agreements (the “Sale”), neither the Company nor any of its subsidiaries has any material operating assets or infrastructure to support an airline. The Company did retain certain non-operating assets, which primarily relate to lease payments for a single aircraft, insurance claims, and state and federal tax refunds.

The Company received approval from the Department of Transportation for the Sale on January 5, 2026, and the remaining conditions to closing were satisfied on January 9, 2026.

The aggregate consideration received in connection with the Sale was approximately $110 million, following the impact of certain adjustments required by the terms of the respective Purchase Agreements. The allocation of such consideration among the individual transactions is set forth in, and governed by, the respective Purchase Agreements. The Membership Interest Purchase Agreement provides for the reconciliation of certain indebtedness and expense balances for a period of time following the completion of the Sale, which could result in further adjustments to the purchase price.

The foregoing descriptions of the Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the respective agreements, redacted copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which will be filed with the SEC. See the section titled “SEC Reporting Obligations” below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Current Executive Officers

Following completion of the Sale, the Company’s Board of Directors (the “Board”) appointed Gregg Garvey as Executive Vice President, Chief Financial Officer, and Treasurer of the Company effective January 9, 2026. In this role, Mr. Garvey will continue to serve as the Company’s principal financial officer and principal accounting officer. Mr. Garvey previously served as Senior Vice President, Chief Financial Officer and Treasurer of Air Wisconsin. In addition, Christine R. Deister will continue to serve as Chief Executive Officer and Secretary of the Company. In this role, she will continue to serve as the Company’s principal executive officer. Biographical information regarding Mr. Garvey and Ms. Deister is available in the Company’s periodic reports previously filed with the SEC.

The Board also appointed Chad Schimmelpfenning as Executive Vice President and Chief Legal Counsel of the Company, effective January 9, 2026. Mr. Schimmelpfenning previously served as Vice President of Legal Affairs and Labor Relations of Air Wisconsin.

There are no arrangements or understandings between Mr. Garvey, Mr. Schimmelpfenning or Ms. Deister, on the one hand, and any other person, on the other hand, pursuant to which any of them were appointed as executive officers of the Company. There are no family relationships between Mr. Garvey, Mr. Schimmelpfenning or Ms. Deister, on the one hand, and any director or executive officer of the Company, on the other hand. There are no relationships relating to Mr. Garvey, Mr. Schimmelpfenning or Ms. Deister that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Departure of Executive Officer

In connection with the completion of the Sale, Robert Binns ceased to serve as President and Chief Executive Officer of Air Wisconsin, effective January 9, 2026, and is not expected to serve as an executive officer or employee of the Company or any of its subsidiaries.

Payment of Transaction Bonuses

On January 8, 2026, the Board approved the payment of cash bonuses in connection with the completion of the Sale to certain executive officers of the Company, including Messrs. Binns, Garvey and Schimmelpfenning.

Item 8.01	Other Events.

Consideration of Strategic Alternatives

After giving effect to the completion of the Sale, (i) neither the Company nor any of its subsidiaries has any material operating assets, and (ii) the Company’s primary assets are comprised of cash and cash equivalents, restricted cash, and marketable securities (the “Liquid Assets”).

Consistent with the Company’s investment policies, the Liquid Assets are primarily invested in deposit accounts, money market funds, government-backed securities and similar investments, with the primary objectives of maintaining liquidity and preserving principal balances. Neither the Company nor any of its subsidiaries has any material indebtedness. As of December 31, 2025, the Company had 58,429,836 shares of common stock outstanding.

The Board and management are currently evaluating potential strategic alternatives intended to preserve and enhance stockholder value. While subject to change, the primary strategy initially being pursued by the Board involves the consideration of investments in or acquisitions of one or more businesses, assets, technologies, joint ventures, or other strategic opportunities. Any such transactions could involve one or multiple investments or acquisitions, be in any number of industries or lines of business (which may or may not include the airline industry), and involve the use of cash, equity securities, or a combination thereof. In addition, the Company may consider other strategic alternatives, which could include, without limitation, the issuance of one or more cash dividends, a liquidation of the Company, or other potential transactions.

No decision has been made with respect to any particular strategic alternative, and there can be no assurance that the Company will be successful in identifying, pursuing, or executing any particular strategic transaction or alternative, or that any such action will result in enhanced stockholder value. Until the Board determines the strategic direction for the Company, the Company plans to continue to invest the Liquid Assets with the objective of maintaining liquidity and preserving principal balances, consistent with its investment policies.

The Company expects to provide additional information regarding its strategic direction in future SEC filings. See the section titled “SEC Reporting Obligation” below.

Resolution of Class Action Litigation

As previously disclosed, the Company and certain of its officers and directors were named as defendants in several lawsuits relating to facts arising in connection with the restatement of its previously issued consolidated financial statements. One of those matters was a consolidated putative class action complaint captioned Toft v. Harbor Diversified, Inc., et al., No. 24-C-556 (E.D. Wisc. 2024). On January 31, 2025, the court dismissed the operative complaint. Defendants subsequently moved for sanctions under Rule 11 of the Federal Rules of Civil Procedure against the plaintiffs and their law firms, including the Rosen Law Firm. On December 3, 2025, the court granted the motion for sanctions with respect to the Rosen Law Firm, and entered judgment in favor of the defendants. The court will now determine the amount of attorneys’ fees and costs to which the Company and certain of its officers are entitled based on the Rule 11 violations found by the court.

SEC Reporting Obligation

The Company is not currently in compliance with its reporting obligations pursuant to Section 15(d) of the Exchange Act because it has not timely filed all required periodic reports with the SEC. While the Company currently intends to file all required reports with the SEC and regain compliance with its reporting obligations, there can be no assurance as to the timing of making these required filings. The Company’s failure to timely file all required periodic reports with the SEC, or to regain compliance with its reporting obligations, could negatively impact investor confidence in its financial reporting, cause reputational harm to its business, or prevent it from entering into strategic transactions, any of which could harm its business and financial results.

Cautionary Note Regarding Forward-Looking Statements

This Current Report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although management believes these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. These forward-looking statements include statements regarding the Company’s ability to identify, pursue, and execute strategic transactions; the Company’s ability to complete investments or acquisitions and the terms thereof; the Company’s ability to invest the Liquid Assets in a manner consistent with its investment objectives; the Company’s ability to enhance stockholder value; and the Company’s expectations regarding becoming current in its SEC reporting obligation. These forward-looking statements are subject to and involve numerous risks, uncertainties and assumptions, including those discussed under the caption “Risk Factors” in the Company’s filings with the SEC, as may be updated from time to time in subsequent filings, and you should not place undue reliance on these statements. These cautionary statements are made only as of the date of this Current Report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR DIVERSIFIED, INC.

Date: January 15, 2026	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer and Secretary